Dreyfus Municipal Income, Inc.



      SEMIANNUAL REPORT March 31, 2002


                        DREYFUS MUNICIPAL INCOME, INC.

                            Protecting Your Privacy
                               Our Pledge to You

   THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund's policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information," which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

   YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

   THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

     * Information we receive from you, such as your name, address, and social security number.

     * Information about your transactions with us, such as the purchase or sale of Fund shares.

     * Information we receive from agents and service providers, such as proxy voting information.

   THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

   THANK YOU FOR THIS OPPORTUNITY TO SERVE YOU.

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value




                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            18   Notes to Financial Statements

                            25   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                         Municipal Income, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Municipal Income, Inc., covering the six-month period from October 1, 2001 through March 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

As of the reporting period's close, we have seen signs of economic recovery, which may signal an end to the U.S. economic recession. As the economy has gained strength, however, the municipal bond market has given back a portion of the gains achieved during its 2001 rally.

Indeed, the municipal bond market's direction becomes clearer only when viewed from a perspective measured in full economic cycles. Although you may become excited about the tax-exempt income opportunities or worried about the challenges presented under current market conditions, we encourage you to stop and think of your long-term goals before you take action. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate a smoother course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and our experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2002




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus Municipal Income, Inc. perform during the period?

For the six-month period ended March 31, 2002, the fund achieved a total return of -0.49%.(1) Over the same period, the fund provided income dividends of $0.264 per share, which is equal to an annualized distribution rate of 6.13%.(2)

We attribute the fund's performance to market weakness late in the reporting period, which effectively offset earlier gains. Municipal bond prices declined sharply in March when the Federal Reserve Board (the "Fed") suggested that its aggressive interest-rate reduction campaign was probably finished.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital from a portfolio primarily of municipal bonds.

We generally employ two primary strategies. First, we attempt to add value by evaluating interest-rate trends and supply-and-demand factors. Based on that assessment, we look for bonds that we believe can potentially provide high current levels of income. We look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer and any provisions for early redemption

Second, we actively manage the fund's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. For example, if we expect the supply of newly issued bonds to increase temporarily, we may reduce the fund's average duration to make cash available for the purchase of what we believe can potentially be higher yielding securities. Conversely, if

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain then current yields for as long as we think practical.

When bonds held by the fund mature or are redeemed by their issuers, we generally attempt to replace them with newly issued comparable securities. We also may look to upgrade the portfolio investments, when we deem appropriate, with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings.

What other factors influenced the fund's performance?

For most of the reporting period, the fund benefited from lower interest rates. In response to persistent economic weakness, which was intensified by the September 11 terrorist attacks, the Fed continued to reduce short-term interest rates during the fourth quarter of 2001, taking the benchmark federal funds rate down to its lowest level in 40 years. As a result, yields on municipal bonds continued to fall, and their prices rose.

In March, however, the Fed shifted from its accommodative monetary policy to a neutral stance, primarily in response to evidence that the U.S. economy had begun to recover. Many fixed-income investors interpreted this shift as a signal that the Fed's next moves would be toward higher interest rates. While we do not expect any rate hikes in the immediate future, these expectations were nonetheless factored into long-term municipal bond prices, which erased earlier gains.

In this environment, we maintained the fund's average duration within the neutral range in our view, enabling the fund to avoid the brunt of the market's March decline without unduly sacrificing income. As some of the fund's holdings reached maturity or were redeemed early by their issuers, we looked for opportunities to replace the income they had generated. Although this has continued to prove difficult in the low interest-rate environment, we have found a number of income-oriented bonds in market niches that, in our opinion, represent attractive relative values.

In addition, the fund has continued to benefit from the leverage provided by its issuance of preferred stock. Because the fund's borrowing costs fell along with interest rates during the reporting period, this yield-enhancement strategy proved particularly beneficial. What' s more, the fund avoided some of the weakest areas of the market because it did not own bonds issued by airlines and other corporate entities that were hurt in the aftermath of the September 11 terrorist attacks.

What is the fund's current strategy?

Consistent with the fund's investment objective, we have continued to emphasize income-oriented bonds. However, we have also been careful to focus on issuers that, in our opinion, enjoy good credit quality. Accordingly, we have generally replaced mature or redeemed holdings with new bonds that have investment-grade credit ratings or their equivalent.

April 15, 2002

     (1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MARKET PRICE PER SHARE, NET ASSET VALUE PER SHARE AND INVESTMENT RETURN FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

     (2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD.

                                                             The Fund



STATEMENT OF INVESTMENTS

March 31, 2002 (Unaudited)


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--149.0%                                                       Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ALABAMA--7.9%

Courtland Industrial Development Board, SWDR

   (Champion International Corp. Project) 6.50%, 9/1/2025                                     2,500,000                2,552,375

Jefferson County, Sewer Revenue, Capital Improvement

   5.75%, 2/1/2038 (Insured; FGIC)                                                            7,500,000                7,727,175

The Board of Trustees of the University of Alabama, HR

  (University of Alabama at Birmingham)

   5.875%, 9/1/2031 (Insured; MBIA)                                                           4,620,000                4,747,558

ALASKA--5.0%

Alaska Housing Finance Corp., General Mortgage Revenue

   6.05%, 6/1/2039 (Insured; MBIA)                                                            7,000,000                7,172,130

Valdez, Marine Terminal Revenue

   (British Petroleum Pipeline Inc. Project) 5.50%, 10/1/2028                                 2,375,000                2,319,639

CALIFORNIA--8.8%

Abag Financial Authority For Nonprofit Corporations:

  Insured Revenue, COP

      (Odd Fellows Home of California) 6%, 8/15/2024                                          5,000,000                5,226,850

   MFHR (Civic Center Drive Apartments)

      5.875%, 9/1/2032 (Insured; FSA)                                                         3,750,000                3,816,300

California Health Facilities Financing Authority,

  Revenue (Sutter Health)

   6.25%, 8/15/2035                                                                           2,500,000                2,577,575

California Statewide Communties Development

  Authority, COP (Catholic Healthcare West)

   6.50%, 7/1/2020                                                                            5,000,000                5,171,450

COLORADO--3.9%

Colorado Springs, HR 6.375%, 12/15/2030                                                       5,725,000                5,908,314

City and County of Denver, Airport Revenue

  (Special Facilities-United Airlines Inc. Project)

   6.875%, 10/1/2032                                                                          2,480,000                1,612,074

DISTRICT OF COLUMBIA--3.9%

District of Columbia, Revenue

  (Catholic University America Project)

   5.625%, 10/1/2029 (Insured; AMBAC)                                                         2,080,000                2,116,754

District of Columbia Tobacco Settlement

  Financing Corp., Tobacco Settlement

   Asset-Backed Bonds 6.75%, 5/15/2040                                                        5,000,000                5,229,000

FLORIDA--4.3%

Orange County Health Facilities Authority, Revenue

  (Orlando Regional Healthcare System)

   6%, 10/1/2026                                                                              1,500,000                1,513,500


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Pinellas County Housing Finance Authority,

  SFMR (Multi-County Program)

   6.70%, 2/1/2028                                                                            3,990,000                4,142,697

South Lake County Hospital District, Revenue

   (South Lake Hospital Inc.) 5.80%, 10/1/2034                                                2,500,000                2,450,200

GEORGIA--3.3%

Private Colleges and Universities Facilities Authority,

  Revenue (Clark Atlanta University Project)

   8.25%, 1/1/2015 (Prerefunded 1/1/2003)                                                     5,660,000  (a)           6,194,530

ILLINOIS--11.5%

Chicago 6.125%, 1/1/2028 (Insured; FGIC)                                                      4,000,000                4,283,960

Chicago-O'Hare International Airport, Special Facility

  Revenue (American Airlines Inc. Project)

   8.20%, 12/1/2024                                                                           1,000,000                1,007,410

Illinois Development Finance Authority, Revenue

  (Community Rehabilitation Providers Facilities

    Acquisition Program):

         8.75%, 3/1/2010                                                                         95,000                   95,833

         5.50%, 7/1/2012                                                                      1,405,000                1,375,270

Illinois Health Facilities Authority, Revenue:

   (Advocate Health Care Network) 6.125%, 11/15/2022                                          5,800,000                5,959,790

   (OSF Healthcare System) 6.25%, 11/15/2029                                                  7,000,000                7,138,810

   (Swedish American Hospital) 6.875%, 11/15/2030                                             2,000,000                2,112,820

INDIANA--1.5%

Franklin Township School Building Corp.

  (Marion County) First Mortgage

   6.125%, 1/15/2022 (Prerefunded 7/15/2010)                                                  2,500,000  (a)           2,838,275

KENTUCKY--1.9%

Perry County, SWDR (TJ International Project)

   7%, 6/1/2024                                                                               3,500,000                3,678,395

MARYLAND--4.1%

Maryland Health and Higher Educational Facilities

  Authority, Revenue (The John Hopkins University Issue)

   6%, 7/1/2039 (Prerefunded 7/1/2009)                                                        7,000,000  (a)           7,788,410

MASSACHUSETTS--4.3%

Massachusetts Health and Educational Facilities Authority,

  Revenue Healthcare System (Covenant Health)

   6%, 7/1/2031                                                                               2,500,000                2,388,825

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Industrial Finance Agency, Revenue

  (Water Treatment-American Hingham)

   6.95%, 12/1/2035                                                                           5,640,000                5,811,964

MICHIGAN--8.4%

Hancock Hospital Finance Authority, Mortgage Revenue

   (Portgage Health) 5.45%, 8/1/2047 (Insured; MBIA)                                          2,200,000                2,148,542

Michigan Hospital Finance Authority, HR

  (Genesys Health System Obligated Group)

   8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                                  7,670,000  (a)           8,953,498

Michigan Strategic Fund, SWDR

  (Genesee Power Station Project)

   7.50%, 1/1/2021                                                                            5,000,000                4,815,000

MINNESOTA--1.3%

Minnesota Agricultural and Economic Development

  Board, Health Care System Revenue

   (Fairview Health Services) 6.375%, 11/15/2029                                              2,500,000                2,575,900

MISSISSIPPI--3.1%

Mississippi Business Finance Corp., PCR

  (System Energy Resource Inc. Project)

   5.875%, 4/1/2022                                                                           6,000,000                5,751,660

MISSOURI--4.8%

Health and Educational Facilities

  Authority of the State of Missouri,

  Health Facilities Revenue

  (Saint Anthony's Medical Center)

   6.25%, 12/1/2030                                                                           2,500,000                2,557,075

The Industrial Development Authority of the

  City of Saint Louis, Senior Lien Revenue

  (Saint Louis Convention Center

    Headquarters Hotel Project):

         7.20%, 12/15/2028                                                                    1,500,000                1,555,305

         7.25%, 12/15/2035                                                                    3,000,000                3,110,340

Missouri Housing Development Commission,

  Mortgage Revenue

  (Single Family-Homeownersip Loan)

   6.30%, 9/1/2025                                                                            1,750,000                1,812,108

NEVADA--8.5%

Clark County, IDR:

   (Nevada Power Co. Project) 5.90%, 10/1/2030                                                4,000,000                3,666,240

   (Southwest Gas Corp.):

      7.50%, 9/1/2032                                                                         3,000,000                3,074,190


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEVADA (CONTINUED)

  (Southwest Gas Corp.) (continued):

      6.50%, 12/1/2033                                                                        5,300,000                5,303,657

      6.10%, 12/1/2038 (Insured; AMBAC)                                                       4,000,000                4,194,680

NEW MEXICO--1.6%

Farmington, PCR (Public Service Co. San Juan)

   6.30%, 12/1/2016                                                                           3,000,000                3,053,550

NORTH CAROLINA--1.4%

North Carolina Housing Finance Agency

  (Home Ownership)

   6.25%, 1/1/2029                                                                            2,500,000                2,580,525

OHIO--3.2%

Cuyahoga County, Hospital Improvement Revenue

  (The Metrohealth System Project)

   6.125%, 2/15/2024                                                                          5,000,000                5,069,600

Ohio Housing Finance Agency,

  Residential Mortgage Revenue

   5.75%, 9/1/2030                                                                            1,000,000                1,005,790

OKLAHOMA--1.3%

Oklahoma Development Finance Authority, Revenue

   (Saint John Health System) 6%, 2/15/2029                                                   2,500,000                2,578,075

PENNSYLVANIA--5.9%

Pennsylvania Economic Development Financing Authority,

  RRR (Northampton Generating Project)

   6.60%, 1/1/2019                                                                            3,500,000                3,547,040

Sayre Health Care Facilities Authority, Revenue

   (Guthrie Health) 5.875%, 12/1/2031                                                         7,750,000                7,636,850

SOUTH CAROLINA--7.7%

Medical University, Hospital Facilities Revenue

   6%, 7/1/2019                                                                               2,500,000                2,575,975

Piedmont Municipal Power Agency, Electric Revenue:

   6.55%, 1/1/2016                                                                              880,000                  880,132

   5.25%, 1/1/2021                                                                            3,000,000                2,709,960

Tobacco Settlement Revenue Management Authority,

  Tobacco Settlement Asset--Backed Bonds:

      6.375%, 5/15/2028                                                                       2,900,000                2,932,045

      6.375%, 5/15/2030                                                                       5,500,000                5,571,720

TEXAS--13.5%

Alliance Airport Authority Inc., Special Facilities Revenue

   (American Airlines Inc. Project)
   7.50%, 12/1/2029                                                                           2,375,000                2,250,645

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Austin Convention Enterprises Inc., Convention Center

  Hotel First Tier Revenue

   6.70%, 1/1/2032                                                                            2,000,000                2,011,560

Brazos River Authority, PCR (TXU Electric Co. Project)

   5.75%, 11/1/2011                                                                           2,000,000                1,999,440

Dallas-Fort Worth International Airport Facility

  Improvement Corp., Revenue

   (American Airlines, Inc.) 6.375%, 5/1/2035                                                 2,500,000                2,032,250

Gregg County Health Facilities Development Corp., HR

  (Good Shepherd Medical Center Project)

   6.375%, 10/1/2025                                                                          2,500,000                2,649,675

Harris County Health Facilities Development Corp., HR

   (Memorial Hermann Healthcare) 6.375%, 6/1/2029                                             3,565,000                3,672,164

Port of Corpus Christi Authority, Nueces County,

   General Revenue (Union Pacific) 5.65%, 12/1/2022                                           4,000,000                3,825,880

Texas, Veterans Housing Assistance Program

   6.10%, 6/1/2031                                                                            7,000,000                7,204,260

UTAH--3.2%

Carbon County, SWDR (Sunnyside Cogeneration):

   7.10%, 8/15/2023                                                                           3,345,000                3,392,599

   Zero Coupon, 8/15/2024                                                                     1,080,000                  272,182

Utah Housing Finance Agency, Single Family Mortgage

   6%, 1/1/2031                                                                               2,440,000                2,497,120

VERMONT--1.6%

Vermont Housing Finance Agency, Single Family Housing

   6.40%, 11/1/2030 (Insured; FSA)                                                            3,000,000                3,118,770

WASHINGTON--3.8%

Public Utility District Number 1 of Pend Orielle County,

   Electric Revenue 6.375%, 1/1/2015                                                          2,000,000                2,082,660

Washington Higher Education Facilities Authority, Revenue

   (Whitman College Project) 5.875%, 10/1/2029                                                5,000,000                5,115,600

WEST VIRGINIA--6.5%

Braxton County, SWDR (Weyerhaeuser Co. Project):

   6.50%, 4/1/2025                                                                            5,000,000                5,108,900

   5.80%, 6/1/2027                                                                            7,450,000                7,226,947

WISCONSIN--4.7%

Wisconsin Health and Educational Facilities Authority, Revenue

   (Aurora Health Care, Inc.) 5.60%, 2/15/2029                                                5,750,000                5,210,593

Wisconsin Housing and Economic Development Authority,

   Home Ownership Revenue 5.75%, 9/1/2028                                                     3,770,000                3,769,812


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WYOMING--1.6%

Sweetwater County, SWDR (FMC Corp. Project)

   7%, 6/1/2024                                                                               3,000,000                3,017,850

U.S. RELATED--6.5%

Puerto Rico Highway and Transportation Authority,

  Transportation Revenue:

      8.42%, 7/1/2038 (Insured; MBIA)                                                         4,000,000  (b,c)         3,633,080

      8.42%, 7/1/2038                                                                         5,000,000  (b,c)         4,541,350

Puerto Rico Infrastructure Financing Authority,

  Special Tax Revenue, Residual Certficates

   8.265%, 7/1/2015                                                                           4,000,000  (b,c)         4,146,120

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $276,425,424)                                                                                               283,396,797
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENT--.9%
------------------------------------------------------------------------------------------------------------------------------------

OHIO;

Cuyahoga County, HR, VRDN (The Cleveland Clinic) 1.50%

   (cost $1,700,000)                                                                          1,700,000  (d)           1,700,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $278,125,424)                                                            149.9%              285,096,797

CASH AND RECEIVABLES (NET)                                                                         2.7%                5,109,968

PREFERRED STOCK, AT REDEMPTION VALUE                                                             (52.6)            (100,000,000)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                     100.0%              190,206,765

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC               American Municipal Bond
                        Assurance Corporation

COP                 Certificate of Participation

FGIC                Financial Guaranty Insurance
                        Company

FSA                 Financial Security Assurance

HR                  Hospital Revenue

IDR                 Industrial Development Revenue

MBIA                Municipal Bond Investors
                        Assurance Insurance Corporation

MFHR                Multi-Family Housing Revenue

PCR                 Pollution Control Revenue

RRR                 Resources Recovery Revenue

SFMR                Single Family Mortgage Revenue

SWDR                Solid Waste Disposal Revenue

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              24.6

AA                               Aa                              AA                                               15.0

A                                A                               A                                                26.1

BBB                              Baa                             BBB                                              28.3

BB                               Ba                              BB                                                1.8

B                                B                               B                                                  .6

F1                               MIG1/P1                         SP1/A1                                             .6

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                     3.0

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 31,
     2002, THESE SECURITIES AMOUNTED TO $12,320,550 OR 4.2% OF NET ASSETS.

(C)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(D)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(F)  AT MARCH 31, 2002, THE FUND HAD $93,994,742 OR 32.4% OF NET ASSETS INVESTED
     IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT UPON
     REVENUES GENERATED FROM HEALTH CARE PROJECTS.


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

March 31, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           278,125,424   285,096,797

Cash                                                                     86,905

Interest receivable                                                   5,321,786

Prepaid expenses                                                        127,282

                                                                    290,632,770
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           186,818

Dividend payable to Preferred Shareholders                               94,869

Commssions payable                                                       19,743

Accrued expenses                                                        124,575

                                                                        426,005
--------------------------------------------------------------------------------

AUCTION PREFERRED STOCK, Series A and B,
  par value $.001 per share (4,000 shares issued
  and outstanding at $25,000 per share
  liquidation preference)--Note 1                                   100,000,000
--------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS ($)                    190,206,765
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Common Stock, par value, $.001 per share
  (20,382,927 shares issued and outstanding)                             20,383

Paid-in capital                                                     188,610,337

Accumulated undistributed investment income--net                      2,646,966

Accumulated net realized gain (loss) on investments                  (8,042,294)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       6,971,373

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                        190,206,765
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(110 million shares of $.001 par value Common Stock authorized)      20,382,927

NET ASSET VALUE, per share of Common Stock                                 9.33

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended March 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      8,975,711

EXPENSES:

Management fee--Note 3(a)                                            1,026,684

Commission fees--Note 1                                                130,380

Shareholder servicing costs--Note 3(b)                                  30,315

Professional fees                                                       27,346

Shareholders' reports                                                   26,908

Custodian fees--Note 3(b)                                               11,265

Registration fees                                                        7,370

Directors' fees and expenses--Note 3(c)                                  6,537

Miscellaneous                                                           13,114

TOTAL EXPENSES                                                       1,279,919

INVESTMENT INCOME--NET                                               7,695,792
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                139,318

Net unrealized appreciation (depreciation) on investments           (8,391,985)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (8,252,667)

DIVIDENDS ON PREFERRED STOCK                                          (806,857)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (1,363,732)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           March 31, 2002          Year Ended
                                              (Unaudited)  September 30, 2001(a
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          7,695,792          15,068,211

Net realized gain (loss) on investments           139,318          (1,403,724)

Net unrealized appreciation
   (depreciation) on investments               (8,391,985)         17,581,781

Dividends on Preferred Stock                     (806,857)         (3,354,280)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (1,363,732)         27,891,988
-------------------------------------------------------------------------------

DIVIDENDS TO COMMON SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (5,381,093)         (10,762,186)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Offering costs charged to paid-in capital resulting
   from the issuance of Preferred Stock               --               30,000

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                         --               30,000

TOTAL INCREASE (DECREASE) IN NET ASSETS      (6,744,825)            17,159,802
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           196,951,590          179,791,788

END OF PERIOD                                 190,206,765          196,951,590

Undistributed investment income--net            2,646,966            1,098,157

A RESTATED TO CONFORM TO CURRRENT YEAR'S PRESENTATION.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and, with respect to common stock, market price data for the fund's common shares.



                                          Six Months Ended
                                          March 31, 2002(a)                               Year Ended September 30,
                                                                    ---------------------------------------------------------------

                                                (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
     beginning of period                                9.66          8.82          8.90          9.71           9.55          9.60

Investment Operations:

Investment income--net                              .38(b)           .74           .74           .53            .55           .61

Net realized and unrealized
   gain (loss) on investments                        (.41)           .79          (.08)         (.73)           .21          (.02)

Dividends on Preferred Stock
   from net investment income                        (.04)         (.16)         (.20)          (.01)            --             --

Total from Investment Operations                     (.07)          1.37          .46           (.21)           .76           .59

Distributions to
   Common Shareholders:

Dividends from
   investment income--net                            (.26)         (.53)         (.53)          (.54)         (.60)         (.64)

Capital Stock transaction--net
   effect of Preferred Stock offering                   --        .00(c)         (.01)          (.06)            --            --

Net asset value, end of period                        9.33         9.66          8.82           8.90           9.71          9.55

Market value, end of period                           8.62         8.71          7 7/8          7 5/8          9 11/16      10 3/8
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                1.96(e)        17.55         10.71        (16.35)          (.69)         15.90



                                            Six Months Ended
                                            March 31, 2002(a)                             Year Ended September 30,
                                                                     --------------------------------------------------------------

                                                  (Unaudited)        2001          2000          1999          1998          1997
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets applicable to
   Common Stock                                  1.32(f,g,h)     1.39(g,h)     1.48(g,h)       .85(g,h)           .82          .82

Ratio of net investment
   income to average
   net assets applicable to
   Common Stock                                  7.95(f,g,h)     7.97(g,h)     8.64(g,h)      5.72(g,h)          5.75          6.36

Portfolio Turnover Rate                              3.21(e)        15.27         22.47          35.55           8.84         10.67

Asset coverage of Preferred Stock,
   end of period                                        290          297            280            281             --            --
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, net of Preferred stock,
   end of period ($ x 1,000)                         190,207     196,952        179,792        181,315        197,505       193,578

Preferred Stock outstanding,
   end of period ($ x 1,000)                         100,000     100,000        100,000        100,000             --            --

(A)  AS REQUIRED, EFFECTIVE OCTOBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MARCH 31,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASED THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM 7.94% TO 7.95%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
     PERIODS PRIOR TO OCTOBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS
     CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  CALCULATED BASED ON MARKET VALUE.

(E)  NOT ANNUALIZED.

(F)  ANNUALIZED.

(G)  DOES NOT REFLECT THE EFFECT OF DIVIDENDS TO PREFERRED STOCK SHAREHOLDERS.

(H)  THE RATIO OF EXPENSES TO TOTAL AVERAGE NET ASSETS AND THE RATIO OF NET
     INVESTMENT INCOME TO TOTAL AVERAGE NET ASSETS WERE .87% AND 5.25%,
     RESPECTIVELY, FOR THE SIX MONTHS ENDED MARCH 31, 2002, .91% AND 5.21%,
     RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2001, .94% AND 5.49%,
     RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2000 AND .84% AND 5.63%,
     RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 1999.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Municipal Income, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. The fund's Common Stock trades on the New York Stock Exchange under the ticker symbol DMF.

The fund issued 2,000 shares of Series A and 2,000 shares of Series B Auction Preferred Stock (" APS" ), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation). APS dividend rates are determined pursuant to periodic auctions. Bankers Trust, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction.

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors. The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Whitney I. Gerard and George L. Perry to represent holders of APS on the fund's Board of Directors.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued daily by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders of Common Stock ("Common Shareholder(s)"):
Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more fre-

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

quent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date's net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date, Mellon will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On March 14, 2002, the Board of Directors declared a cash dividend to Common Shareholders of $.05 per share from investment income-net, payable on April 25, 2002 to Common Shareholders of record as of the close of business on April 11, 2002.

(d) Dividends to shareholders of APS: For APS, dividends are currently reset every 7 days for Series A and annually for Series B. The dividend rates in effect at March 31, 2002 were as follows: Series A 1.45% and Series B 2.25%.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.


The fund has an unused capital loss carryover of approximately $6,768,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2001. The amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $5,000,000 of the carryover expires in fiscal 2004, $1,148,000 expires in fiscal 2008 and $620, 000 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2002, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage fees and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the period ended March 31, 2002, pursuant to the Agreement.

(b) The fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2002, the fund was charged $30,315 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2002, the fund was charged $11,265 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2002, amounted to $12,078,863 and $9,154,400, respectively.

At March 31, 2002, accumulated net unrealized appreciation on investments was $6,971,373, consisting of $10,483,971 gross unrealized appreciation and $3,512,598 gross unrealized depreciation.

At March 31, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Change in Accounting Principles:

(a) As required, effective October 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to October 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $40,967 increase in accumulated undistributed investment income-net and a corresponding $40,967 decrease in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on September 30, 2001.

The effect of this change for the period ended March 31, 2002 was to increase net investment income by $5,335, decrease net unrealized appreciation (depreciation) by $5,308 and decrease net realized gains (losses) by $27. The statement of changes in net assets and financial highlights for the prior periods, have not been restated to reflect this change in presentation.

(b) Effective October 1, 2000, the fund adopted the classification requirement of EITF D-98, Classification and Measurement of Redeemable Securities. EITF D-98 requires that preferred stock for which its redemption is outside of the fund's control should be presented outside of net assets in the statement of assets and liabilities. The redemption of the fund's preferred stock is outside of the control of the fund because of provisions in the fund's Articles Supplementary Creating Two Series of Auction Preferred Stock relating to compliance with rating agency guidelines. In adopting EITF D-98, the fund's net assets as of October 1, 2000 in the statement of changes in net assets is restated by excluding preferred stock valued at $100,000,000 at that date. The adoption also resulted in dividends on preferred stock being reclassified from distributions on the statement of changes in net assets to a separate line item within the statement of operations. This resulted in a decrease of $806,857 and $3,354,280 to net assets from operations for the periods ended March 31, 2002 and September 30, 2001, respectively. As part of the adoption, per share distributions of dividends on preferred stock was reclassified from distributions to amounts from investment operations for each period presented in the financial highlights.

                                                             The Fund

NOTES

OFFICERS AND DIRECTORS
Dreyfus Municipal Income, Inc.

200 Park Avenue
New York, NY 10166

DIRECTORS

Joseph S. DiMartino, Chairman
Lucy Wilson Benson
David W. Burke
Whitney I. Gerard*
Arthur A. Hartman
George L. Perry*
* AUCTION PREFERRED STOCK DIRECTORS

OFFICERS

President
      Stephen E. Canter
Vice President
      Mark N. Jacobs
Executive Vice President
      Joseph P. Darcy
Secretary
      Michael A. Rosenberg
Assistant Secretaries
      Steven F. Newman
      Robert R. Mullery

Treasurer
      James Windels
Assistant Treasurers
      Gregory S. Gruber
      Kenneth J. Sandgren

PORTFOLIO MANAGERS
Joseph P. Darcy
A. Paul Disdier
Douglas J. Gaylor

PORTFOLIO MANAGERS (CONTINUED)
Joseph A. Irace
Colleen A. Meehan
W. Michael Petty
Scott Sprauer
James Welch
Monica S. Wieboldt

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Mellon Bank, N.A.

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT,
DIVIDEND DISBURSING AGENT
AND REGISTRAR

Mellon Bank N.A. (Common Stock)
Bankers Trust (Auction Preferred Stock)

AUCTION AGENT

Bankers Trust (Auction Preferred Stock)

STOCK EXCHANGE LISTING

NYSE Symbol: DMF

INITIAL SEC EFFECTIVE DATE

10/21/88

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--NATIONAL MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund

                                                           For More Information

                        Dreyfus Municipal Income, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent
                        and Registrar
                        (Common Stock)

                        Mellon Bank, N.A.
                        85 Challenger Road
                        Ridgefield Park, NJ 07660

(c) 2002 Dreyfus Service Corporation                                  424SA0302